Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Thomas H. Lee Equity Fund VI, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Black Knight Financial Services, Inc. [BKFS]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	May 18, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE EQUITY FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated:  May 22, 2017

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Thomas H. Lee Parallel Fund VI, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Black Knight Financial Services, Inc. [BKFS]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	May 18, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARALLEL FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated:  May 22, 2017

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Thomas H. Lee Parallel (DT) Fund VI, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Black Knight Financial Services, Inc. [BKFS]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	May 18, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated:  May 22, 2017

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Coinvestment Partners, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Black Knight Financial Services, Inc. [BKFS]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	May 18, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL COINVESTMENT PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its General Partner
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated:  May 22, 2017

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Operating Partners, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Black Knight Financial Services, Inc. [BKFS]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	May 18, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL OPERATING PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its General Partner
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated:  May 22, 2017

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Equity Fund VI Investors (BKFS), L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Black Knight Financial Services, Inc. [BKFS]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	May 18, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE EQUITY FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated:  May 22, 2017

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Equity Fund VI Investors (BKFS) II, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Black Knight Financial Services, Inc. [BKFS]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	May 18, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE EQUITY FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated:  May 22, 2017

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Equity Fund VI Investors (BKFS) III, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Black Knight Financial Services, Inc. [BKFS]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	May 18, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE EQUITY FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated:  May 22, 2017